EXHIBIT 99.1

Harrow Health Announces Second Quarter 2022 Financial Results

Revenues Increase for Eighth Consecutive Quarter

Highlights for Second Quarter 2022:

●	Record revenues of $23.3 million, up 29% over $18.1 million for the prior-year quarter
●	Record gross profit of $16.8 million, up 22% over $13.7 million for the prior-year quarter
●	A record 718,000 product units shipped, up 4% from the prior-year quarter
●	Cash and cash equivalents of $46.4 million as of June 30, 2022

NASHVILLE, Tenn., August 9, 2022 – Harrow Health, Inc. (NASDAQ: HROW), an eyecare pharmaceutical company focused on the development, production, sale, and distribution of innovative ophthalmic prescription medicines, today announced results for the second quarter ended June 30, 2022. The Company also posted its second quarter Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrowinc.com.

“We are pleased with both our financial and operational performance during the second quarter of 2022,” said Mark L. Baum, CEO of Harrow Health. “The second quarter was our eighth consecutive quarter of record results in many of the financial metrics that we track, including total revenues, revenue per shipping day, and total number of product units distributed. From an operational perspective, during the quarter, we continued to focus on ensuring that the Harrow eyecare platform has the infrastructure, systems, resources, and talent needed to execute on the growth that we expect in our compounded pharmaceutical business and new and even more dramatic growth we expect from the continued integration of FDA-approved branded pharmaceutical products into the Harrow platform.

“Our business remains strong, and we believe the second half of 2022 will be a very consequential period for Harrow. We expect several milestone events during the second half, including the PDUFA target action date for AMP-100, a patented ocular surface anesthetic drug candidate, as well as several product launches of compounded formulations. In addition, we continue to be hard at work trying to close transactions, which are at various stages of completion, that we strongly believe will add value to our company in several important ways.”

Second quarter figures of merit:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021
Net revenues	$23,323,000	$18,134,000	$45,443,000	$33,577,000
Gross margin	72%	76%	73%	76%
Core gross margin(1)	73%	76%	74%	76%
Net loss	(6,239,000)	(2,950,000)	(8,677,000)	(2,733,000)
Core net income(1)	254,000	2,087,000	967,000	4,531,000
Adjusted EBITDA(1)	4,505,000	5,698,000	9,445,000	9,974,000
Diluted net loss per share	(0.23)	(0.11)	(0.32)	(0.10)
Core diluted net income per share(1)	0.01	0.07	0.04	0.16

(1)	Core gross margin, core net income, core diluted net income per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables at the end of this release.

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HROW Announces Second Quarter 2022 Financial Results

August 9, 2022

Conference Call and Webcast

The Company’s management team will host a conference call and live webcast today at 4:45 p.m. Eastern Time to discuss the second quarter results and provide a business update. To participate in the call, see details below:

Conference Call Details:
Date:	Tuesday, August 9, 2022
Time:	4:45 p.m. Eastern time
Participant Dial-in:	1-833-953-2434 (U.S.) 1-412-317-5763 (International)
Replay Dial-in (Passcode 8466369): (telephonic replay through August 16, 2022)	1-877-344-7529 (U.S.) 1-412-317-0088 (International)
Webcast: (online replay through November 9, 2022)	harrowinc.com

About Harrow Health

Harrow Health, Inc. (Nasdaq: HROW) is an eyecare pharmaceutical company focused on the development, production, sale, and distribution of innovative ophthalmic prescription medications that are accessible and affordable. For more information about Harrow Health, please visit the Investors section of the corporate website, harrowinc.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include the continued impact of the COVID-19 pandemic and any future health epidemics on our financial condition, liquidity and results of operations; our ability to make commercially available our FDA-approved products and compounded formulations and technologies in a timely manner or at all; market acceptance of the Company’s products and challenges related to the marketing of the Company’s products; risks related to our pharmacy operations; our ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of our products; our ability to obtain intellectual property protection for our assets; our ability to accurately estimate our expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for our technologies and products; unexpected new data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. These and additional risks and uncertainties are more fully described in Harrow Health’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow Health undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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HROW Announces Second Quarter 2022 Financial Results

August 9, 2022

HARROW HEALTH, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2022	December 31, 2021
	(unaudited)
ASSETS
Cash and cash equivalents	$46,438,000	$42,167,000
All other current assets	18,265,000	18,495,000
Total current assets	64,703,000	60,662,000
All other assets	33,359,000	37,667,000
TOTAL ASSETS	$98,062,000	$98,329,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$12,922,000	$9,722,000
Senior April 2026 Notes, net of discount	72,042,000	71,654,000
All other liabilities	7,704,000	6,022,000
TOTAL LIABILITIES	92,668,000	87,398,000
TOTAL STOCKHOLDERS’ EQUITY	5,394,000	10,931,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$98,062,000	$98,329,000

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HROW Announces Second Quarter 2022 Financial Results

August 9, 2022

HARROW HEALTH, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021
Total revenues	$23,323,000	$18,134,000	$45,443,000	$33,577,000
Cost of sales	6,534,000	4,417,000	12,497,000	8,187,000
Gross profit	16,789,000	13,717,000	32,946,000	25,390,000
Selling, general and administrative	14,185,000	9,123,000	27,583,000	17,287,000
Research and development	914,000	425,000	1,572,000	1,017,000
Total operating expenses	15,099,000	9,548,000	29,155,000	18,304,000
Income from operations	1,690,000	4,169,000	3,791,000	7,086,000
Total other expense, net	7,889,000	6,647,000	12,428,000	9,347,000
Income taxes	40,000	-	40,000	-
Net loss attributable to Harrow Health, Inc.	(6,239,000)	(2,478,000)	(8,677,000)	(2,261,000)
Preferred dividends and accretion of preferred stock discount	-	(472,000)	-	(472,000)
Net loss attributable to Harrow Health, Inc. common stockholders	$(6,239,000)	$(2,950,000)	$(8,677,000)	$(2,733,000)
Net loss per share of common stock, basic and diluted	$(0.23)	$(0.11)	$(0.32)	$(0.10)

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HROW Announces Second Quarter 2022 Financial Results

August 9, 2022

HARROW HEALTH, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the Six Months Ended June 30,
	2022	2021
Net cash provided by (used in):
Operating activities	$5,827,000	$8,648,000
Investing activities	(669,000)	8,445,000
Financing activities	(887,000)	51,457,000
Net change in cash and cash equivalents	4,271,000	68,550,000
Cash, cash equivalents and restricted cash at beginning of the period	42,167,000	4,301,000
Cash, cash equivalents and restricted cash at end of the year	$46,438,000	$72,851,000

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HROW Announces Second Quarter 2022 Financial Results

August 9, 2022

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net (loss) income attributable to Harrow Health, Inc., excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment loss, net, gain or forgiveness of debt, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net (loss) income attributable to Harrow Health, Inc. Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net (loss) income as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net (loss) income, for the three months ended June 30, 2022, and for the same period in 2021:

HARROW HEALTH, INC.

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

	For the Three Months Ended June 30,
	2022	2021
GAAP net (loss) income	$(6,239,000)	$(2,478,000)
Stock-based compensation and expenses	1,993,000	1,078,000
Interest expense, net	1,794,000	1,314,000
Income taxes	40,000	-
Depreciation and amortization	424,000	412,000
Amortization of intangible assets	398,000	39,000
Investment loss, net	6,095,000	4,526,000
Other expense, net	-	807,000	(1)
Adjusted EBITDA	$4,505,000	$5,698,000

(1)	Includes $756,000 for early extinguishment of loan.

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HROW Announces Second Quarter 2022 Financial Results

August 9, 2022

Core Results

Harrow Health Core Results, including core gross margin, core net income, core operating income, core EPS (basic and diluted), and core operating margin, exclude all amortization and impairment charges of intangible assets, excluding software development costs, net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (“FVPL”), preferred stock dividends, and gains/losses on forgiveness of debt. In other periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition related items, the integration and divestment related income and expenses, divestment gains and losses, restructuring charges/releases and related items, legal related items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, a non-GAAP measure, to the most comparable GAAP measure for the three and six months ended June 30, 2022, and for the same period in 2021:

For the Three Months Ended June 30, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$16,789,000	$341,000	$-	$17,130,000
Gross margin	72%			73%
Operating income	1,690,000	398,000	-	2,088,000
(Loss) income before taxes	(6,199,000)	398,000	6,095,000	294,000
Taxes	(40,000)	-	-	(40,000)
Net (loss) income	(6,239,000)	398,000	6,095,000	254,000
Basic (loss) earnings per share ($)(1)	(0.23)			0.01
Diluted (loss) earnings per share ($)(1)	(0.23)			0.01
Weighted average number of shares of common stock outstanding, basic	27,303,458			27,303,458
Weighted average number of shares of common stock outstanding, diluted	27,303,458			28,234,177

For the Six Months Ended June 30, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$32,946,000	$682,000	$-	$33,628,000
Gross margin	73%			74%
Operating income	3,791,000	802,000	-	4,593,000
(Loss) Income before taxes	(8,637,000)	802,000	8,842,000	1,007,000
Taxes	(40,000)	-	-	(40,000)
Net (loss) income	(8,677,000)	802,000	8,842,000	967,000
Basic (loss) earnings per share ($)(1)	(0.32)			0.04
Diluted (loss) earnings per share ($)(1)	(0.32)			0.03
Weighted average number of shares of common stock outstanding, basic	27,265,350			27,265,350
Weighted average number of shares of common stock outstanding, diluted	27,265,350			28,270,639

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HROW Announces Second Quarter 2022 Financial Results

August 9, 2022

For the Three Months Ended June 30, 2021
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Other Items	Core Results
Gross profit	$13,717,000	$-	$-	$-	$13,717,000
Gross margin	76%			-	76%
Operating income	4,169,000	39,000	-	-	4,208,000
(Loss) income before taxes	(2,478,000)	39,000	4,526,000	-	2,087,000
Taxes	-	-	-	-	-
Net (loss) income attributable to common stockholders	(2,950,000)	39,000	4,526,000	472,000	2,087,000
Basic (loss) earnings per share ($)(1)	(0.11)				0.06
Diluted (loss) earnings per share ($)(1)	(0.11)				0.07
Weighted average number of shares of common stock outstanding, basic	26,736,970				26,736,970
Weighted average number of shares of common stock outstanding, diluted	26,736,970				28,309,490

For the Six Months Ended June 30, 2021
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Other Items	Core Results
Gross profit	$25,390,000	$-	$-	$-	$25,390,000
Gross margin	76%				76%
Operating income	7,086,000	79,000	-	-	7,165,000
(Loss) Income before taxes	(2,261,000)	79,000	6,713,000	-	4,531,000
Taxes	-	-	-	-	-
Net (loss) income attributable to common stockholders	(2,733,000)	79,000	6,713,000	472,000	4,531,000
Basic (loss) earnings per share ($)(1)	(0.10)				0.15
Diluted (loss) earnings per share ($)(1)	(0.10)				0.16
Weighted average number of shares of common stock outstanding, basic	26,379,943				26,379,943
Weighted average number of shares of common stock outstanding, diluted	26,379,943				27,914,254

(1)	Core basic earnings per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core diluted earnings per share also contemplates dilutive shares associated with equity-based awards and warrants as described in Note 2 and elsewhere in the Condensed Consolidated Interim Financial Statements filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022.

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